UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2009

TECHTARGET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Needham, MA 02494

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 657-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On November 9, 2009, TechTarget, Inc. issued a press release announcing it is delaying its earnings release but releasing its estimated third quart results for the fiscal quarter ended September 30, 2009 and financial guidance for the fourth quarter of 2009. TechTarget is also posting a copy of its supplemental prepared remarks with respect to the completed quarter on the Investor Relations section of its website at www.techtarget.com. The full text of the press release issued in connection with the announcement and the related prepared remarks are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.  The information contained in Item 2.02 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation by reference language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits . The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed :

	99.1	A copy of the press release issued by TechTarget, Inc. on November 9, 2009 is furnished herewith.

	99.2	A copy of the prepared remarks posted by TechTarget, Inc. to its website on November 9, 2009 is furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTARGET, INC.

Date: November 9, 2009	By:	/s/ ERIC SOCKOL
Eric Sockol
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by TechTarget, Inc. on November 9, 2009.

99.2	Prepared remarks posted by TechTarget, Inc. to its website on November 9, 2009.